EXHIBIT 10.12


          STOCK PURCHASE AGREEMENT ENTERED INTO ON OCTOBER 12, 1999 AND
                  DATED AS OF JUNE 30, 1999 AMONG THE COMPANY,
                    BRIAN HINTERGARDT AND MAURICE LATHOUWERS

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                            STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT (the "Agreement") dated as of June 30, 1999, by and among Computer Marketplace, Inc., a Delaware corporation (the "Seller"), Brian Hintergardt, an individual residing at 20215 Eyota Court, Apple Valley, CA 92308 ("Hintergardt"), and Maurice Lathouwers, and individual residing at 6271 Monita Street, Long Beach, CA 90803 ("Lathouwers" with Hintergardt, the "Purchasers", and individually each a "Purchaser").

                                R E C I T A L S:

         WHEREAS, the Seller is the owner of two million five hundred thousand (2,500,000) shares (the "Shares") of Common Stock, par value $.0001 per share ("Common Stock"), of Medical Marketplace, Inc., a Delaware corporation (the "Company"), constituting all of the issued and outstanding capital stock of the Company; and

         WHEREAS, New Millennium Leasing, Inc. is a wholly owned subsidiary of Medical Marketplace, Inc.; and

         WHEREAS, the Seller desires to sell to the Purchasers, and the Purchasers desire to acquire from Seller the Shares, on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the terms and conditions herein contained, the parties mutually agree as follows and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged:

         1.  PURCHASE OF SECURITIES; TERMS OF PAYMENT.

         1.1 Sale and Purchase. Subject to the terms and conditions set forth in this Agreement, the Seller agrees to sell and deliver to the Purchasers, and the Purchasers agrees to purchase from the Seller on the closing date (the "Closing Date") all of the Shares.

         1.2 Purchase Price. On the Closing Date, the Purchasers shall deliver to Seller an aggregate purchase price of sixty-five thousand dollars ($65,000) payable (i) by wire transfer (or delivery of a certified check) by Purchasers to Seller of forty thousand dollars ($40,000), and (ii) delivery of an executed Secured Promissory Note by Purchasers in the principal amount of twenty five thousand dollars ($25,000), a form of which is attached hereto as Exhibit A (the "Note").

         2.  CLOSING.

         2.1 Closing and Closing Date. The closing (the "Closing") shall take place as of the date hereof (the "Closing Date"). The Purchasers and the Seller agree that, at or before the Closing, they shall perform all such acts and execute and deliver all such documents as may be required to consummate the purchase of the Shares, including, but not limited to, the delivery of 50% of the Shares accompanied by a stock power which evidences the transfer of the Shares from Seller to each of the Purchasers.

         2.2 Conditions to Closing. The Closing shall be subject to satisfaction of the condition that on the Closing Date the representations, warranties and covenants of (i) the Seller contained in Section 3 hereof, and (ii) the Purchasers contained in Section 4 hereof, shall then be true in all respects.

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         2.3 Books and Records. At or prior to the Closing,  Seller will deliver to the Purchasers a copy of (i) all audited financial statements of Seller, including financial statements of the Company, and (ii) all state and federal tax returns filed by the Company with the appropriate taxing authorities, since the inception of the Company. In addition, upon filing of Seller's Annual Report on Form 10-KSB for the year ended June 30, 1999, Seller shall deliver a copy thereof to the Purchasers including the financial statements of the Company included therein. Each of the parties agrees to assist the Purchasers (and the Company) as reasonably necessary by delivering copies of books and records within its control.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER. The Seller represents, warrants and covenant to Purchasers as follows:

         3.1 Authorization. The Seller has the full legal right, power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully his obligations hereunder. The execution and delivery of this Agreement and the performance of Seller's obligations hereunder does not and will not conflict with any agreement, judgment or order to which Seller is a party.

         3.2 Binding Obligation. Assuming the due execution and delivery of this Agreement by the Purchasers, this Agreement constitutes the valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforcement, (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights and (ii) to general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

         3.3 The Shares. The Seller warrants and represents that the Seller holds the Shares free and clear of all liens, pledges, hypothecations, options, contracts and other encumbrances ("Encumbrances"), and upon transfer from the Seller to the Purchaser the Shares will remain free and clear of all Encumbrances. Assuming execution and delivery by all holders of options to purchase shares of the Company's capital stock of that certain option surrender agreement, a form of which is attached hereto as Exhibit B, there are no options, warrants or other securities convertible into or exercisable for any shares of Company capital stock. All of the Shares have been fully paid and validly issued in compliance will applicable laws.

         3.4 Sale of Stock by Purchaser. At or prior to the Closing, the Seller agrees to use its best efforts to assist Hintergardt in selling shares of Seller's common stock beneficially owned by him.

         3.5 Government Filings. So long as information provided by Purchasers regarding the Company is accurate, correct and complete, the Seller believes that all required state and federal governmental filings, including all tax returns, have been timely and accurately filed with the appropriate taxing authorities.

         3.6 Obligations of the Company. To Seller's knowledge, Seller has not incurred any undisclosed liability or other obligation on behalf of the Company.

         3.7 True as of Closing Date. The Seller warrants and represents that the warranties and representations contained in this Section 3 are true and correct in all respects as of the Closing Date.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS. Each of the Purchasers represent, warrant and covenant to Seller with respect to himself as follows:

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         4.1  Authorization.  Each of the  Purchasers  has the full legal right, power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully his obligations hereunder. The execution and delivery of this Agreement and the performance of Seller's obligations hereunder does not and will not conflict with any agreement, judgment or order to which a Purchaser is a party.

         4.2 Binding Obligation. Assuming the due execution and delivery of this Agreement by the Seller, this Agreement constitutes the valid and binding obligation of each of the Purchasers, enforceable against each Purchaser in accordance with its terms, subject, as to enforcement, (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights and (ii) to general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

         4.3 Investment Representations. The transfer of the Shares in this transaction is intended to be a private transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and is made in reliance upon the representations set forth below:

         (a) Each of the Purchasers is acquiring the Shares for his own account for investment only and not with a view to, or for sale in connection with, a distribution of the Shares in violation of the Securities Act and any applicable state securities or blue-sky laws;

         (b) Each of the Purchasers acknowledge to the Seller that:

                  (i) each Purchaser understands that the Shares have not been registered under the Securities Act or under the laws of any state on the basis that the transfer thereof contemplated by this Agreement is exempt from such registration and the certificate representing the Shares shall contain a restrictive legend reflecting the fact that the Shares have not been registered;

                  (ii) the Seller's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of each Purchaser's representations contained herein;

                  (iii) the Shares cannot be resold without registration or an exemption under the Securities Act and such state securities laws, and that certificates representing the Shares will bear a restrictive legend to such effect; and

                  (iv) each Purchaser has evaluated the merits and risks of acquiring the Shares and has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of such acquisition, is aware of and has considered the financial risks and financial hazards of acquiring the Shares, and is able to bear the economic risk of acquiring the Shares, including the possibility of a complete loss with respect thereto.

         4.4 Operation of the Company. Except as set forth on Schedule 4.4 to this Agreement, there are no liabilities, losses, claims or events or circumstances, contingent or otherwise, which may because of the Company's failure to perform, or the passage of time, or both, result in a liability, loss or claim against the Seller (a "Company Liability"). Until (i) the Note has been paid in full or the obligations thereunder have been deemed satisfied and (ii) there are no potential Company Liabilities, each of the Purchasers shall use its best efforts to operate the business of Medical Marketplace in compliance with all applicable laws, rules and regulations and consistent with good business practices. Further, until (i) the Note has been paid in full or the obligations thereunder have been deemed satisfied and (ii) all Company Liabilities have terminated to the reasonable satisfaction of Seller, the Purchasers shall not permit the Company (or its affiliates) to pay more than a total of $23,600 (plus

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customary  health  benefits and life insurance  payments made  heretofore by the
Company)  during  any  calendar  month  as  salary,   wages,  bonuses  or  other
compensation to all employees, consultants, officers, directors, partners, and co-venturers, without the Seller's prior written consent, except that the Company may pay reasonable and customary fees to third parties who have introduced transactions to the Company and such introduced transactions were consummated prior to any payment thereto. Each of the Purchaser's acknowledge and understand that a material breach of this covenant shall permit the Seller, under the terms of the Note, to accelerate the Note, and seize the Pledged Collateral (as defined in the Note).

         4.5 Books and Records; Audits. Each of the Purchasers shall cause the Company to prepare and maintain complete and accurate books of account and records. Until (i) the Note has been paid in full or deemed satisfied, or (ii) all Company Liabilities have terminated to the reasonable satisfaction of Seller. Seller and its duly authorized representatives have the right upon two
(2) days prior notice, during regular business hours, to audit said books of account and records and examine all other documents and material in the possession or under the control of the Company. Seller shall use its best efforts to conduct such audit in manner as not to interfere with the Company's normal business activities.

         4.6 Assignment of Receivable. Each of the Purchasers shall cause the Company to execute and deliver at the Closing an assignment of all rights of the Company to receive the first $225,000 paid by Tommy Fox, d/b/a Arkansas Imaging with respect to that certain Stipulation for Entry of Judgment, Case No. 315251 in the Superior Court of California, County of Riverside, or any other payment made by Mr. Fox (the "Arkansas Imaging Judgment"), a form of which is attached hereto as Exhibit C.

         4.7 True as of Closing Date. Each of the Purchasers warrant and represent that the warranties, representations and covenants contained in this
Section 4 are true and correct in all respects as of the Closing Date.

         5. MISCELLANEOUS.

         5.1 Disclosure. The Purchasers acknowledge as the senior managers of the Company's business that they are familiar with the Company and are relying solely on their own knowledge of the Company's business when they considered entering into this Agreement and whether to consummate the transactions contemplated hereby.

         5.2 Indemnification. Each of the parties hereto agree to indemnify the other party for any losses, claims or liabilities incurred by such party as a result of , or arising of out of, a breach of its representations and warranties contained in this Agreement.

         5.3 Survival of Terms. All representations, warranties and covenants contained in this Agreement or in any certificates or other instruments delivered by or on behalf of the parties hereto shall be continuous and survive the execution of this Agreement and the Closing.

         5.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to conflict of laws).

         5.5 Assignment. This Agreement shall be binding upon the parties hereto and may not be assigned without the prior written consent of the other parties hereto.

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         5.6 No Waiver.  Any  waiver by either  party to this  Agreement  of any provision of this Agreement shall not be construed as a waiver of any other provision of this Agreement, nor shall such waiver be construed as a waiver of such provision respecting any future event or circumstance.

         5.7 Notices. Notices hereunder shall be given only by personal delivery, registered or certified mail, return receipt requested, overnight courier service, or telex, telegram, facsimile or other form of electronic mail and shall be deemed transmitted when personally delivered or deposited in the mail or delivered to a courier service or a carrier for electronic transmittal or electronically transmitted by facsimile (as the case may be), postage or charges prepaid, and properly addressed to the particular party to whom the notice is to be sent. Unless and until changed by notice given as provided herein, notices shall be sent (i) to the Seller, at its corporate headquarters, and (ii) to each of the Purchasers, at his address set forth on the first page of this Agreement.

         5.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5.9 Variations in Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the antecedent person or persons or entity or entities may require.

         5.10 Headings. The headings used in this Agreement are for convenience only and shall not by themselves determine the interpretation, construction or meaning of this Agreement.

         5.11 Binding Effect; Release of Inter-Company Indebtedness. This Agreement and the Note, constitute and contain the entire agreement of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, understandings and agreements between the parties with respect hereto. This Agreement may be amended or modified only by a written instrument signed by the parties hereto. The Seller and each of the Purchasers, on behalf of themselves and the Company, hereby release and discharge all indebtedness and other obligation existing as of the date hereof from Seller to the Company, and from the Company to the Seller, except for the indebtedness and obligations contemplated by this Purchase Agreement and the Note.

         5.12 Additional Assurances. Each of the parties agrees to furnish to the other party, promptly upon request therefor, such additional documents or instruments, if any, in connection with the sale of the Shares to the Purchasers.

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         IN WITNESS  WHEREOF,  the  Purchaser  and the Seller  have  caused this
Agreement to be executed as of the day and year first above written.

                                        COMPUTER MARKETPLACE, INC.


                                        By: /s/ L. Wayne Kiley
                                           -------------------------------------
                                        Name:  L. Wayne Kiley
                                        Title:   Chief Executive Officer

                                           /s/ Brian Hintergardt
                                           -------------------------------------
                                               Brian Hintergardt

                                           /s/ Maurice Lathouwers
                                           -------------------------------------
                                               Maurice Lathouwers

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